Corporate information	12 Months Ended
Dec. 31, 2011
Corporate information
1.	Corporate information

Elster Group SE, Essen, Germany, was originally incorporated as Gold Silver S.à r.l. on October 4, 2004 as a Luxembourg corporation to serve as a vehicle for private equity funds managed by CVC Capital Partners; it acquired the Ruhrgas Industries Group from E.ON Ruhrgas AG on September 12, 2005. After being renamed Nightwatch Investments S.à r.l. and further renamed Elster Group S.à r.l. on March 15, 2006, it was legally reorganized and became Elster Group SE, Luxembourg. Elster Group SE transferred its jurisdiction of incorporation from Luxembourg to Essen, Germany, on February 23, 2010 and is now a German corporation. The name changes and legal reorganizations were transactions under common control of the owners.

On October 5, 2010 Elster Group SE completed an initial public offering of 18,630,000 American Depository Shares, each American Depository Share representing one-fourth of an ordinary share. See Note 15- Equity and shareholder loan for further information regarding the initial public offering and the impact on the consolidated financial statements.

The business of Elster Group SE and its subsidiaries (hereinafter referred as the “Company” or “Elster Group”) is the development, manufacturing and distribution of metering solutions for water, gas and electricity, as well as gas utilization and distribution products. The products and services are offered in more than 130 countries for both residential and commercial and industrial customers.